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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     DECEMBER 29, 1999
                                                 -------------------------------


                                DOUBLECLICK INC.
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               (Exact name of registrant as specified in charter)


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
         DELAWARE                        000-23709               13-3870996
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(State or other jurisdiction            (Commission             (IRS Employer
        of incorporation)               File Number)         Identification No.)
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450 WEST 33RD STREET, NEW YORK, NEW YORK                               10001
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code        (212)683-0001
                                                   -----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)








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     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on January 13, 2000.


ITEM 2   Acquisition or Disposition of Assets

     On December 29, 1999 DoubleClick Inc. (the "Company") acquired the 90.7% of the outstanding shares of DoubleClick Scandinavia AB ("DoubleClick Scandinavia") it did not previously own under the terms of the Agreement on the Sale and Purchase of Shares, dated as of December 17, 1999. In the transaction, the shares of DoubleClick Scandinavia not owned by the Company were exchanged for an aggregate of approximately 862,000 shares of Company common stock. Additional shares of Company common stock are contingently issuable in March 2001 and 2002. The minimum value of these additional shares that will be issued under the agreement is approximately $32.0 million and the maximum value of the contingently issuable shares is approximately $60.0 million. The terms of the transaction were determined through arms-length negotiations between the Company and the DoubleClick Scandinavia shareholders.

     Copies of the Company's press release announcing the transaction and describing DoubleClick Scandinavia's business, which the Company intends to continue, are incorporated herein by reference and included as Exhibit 99.1 hereto.

Item 7   FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired.

     The following appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

     (i) Consolidated balance sheet of DoubleClick Scandinavia AB and its subsidiaries as of December 29, 1999, and the related consolidated statement of operations and cash flows for the period January 1, 1999 through December 29, 1999.

     (b) Pro Forma Financial Information.

     The following appear as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

     (i) Unaudited condensed combined pro forma statement of operations for the period January 1, 1999 through December 29, 1999.

     (c) Exhibits.     The following documents are filed as exhibits to this
                       report:

         2.1* Agreement for the Sale and Purchase of Shares, dated as of December 17, 1999, between DoubleClick Inc. and the Sellers listed on Appendix 1 thereto.

         23.1          Consent of Independent Accountants

         99.1*         Press Release dated December 22, 1999.

         99.2 Consolidated balance sheet of DoubleClick Scandinavia AB and its subsidiaries as of December 29, 1999, and the related consolidated statements of operations and cash flows for the period January 1, 1999 through December 29, 1999.

         99.3 Unaudited condensed combined pro forma statement of operations for the period January 1, 1999 through December 29, 1999.


-------------------
* Previously Filed.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            DOUBLECLICK INC.


Date: March  10, 2000                       By: /s/ Kevin P. Ryan
                                                -------------------------------
                                                Name:  Kevin P. Ryan
                                                Title: President and Chief
                                                       Operating Officer


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                                  EXHIBIT INDEX


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
               Exhibit

                  2.1* Agreement for the Sale and Purchase of Shares, dated as of December 17, 1999, between DoubleClick Inc. and the Sellers listed on Appendix 1 thereto.

                  23.1      Consent of Independent Accountants

                  99.1*     Press Release dated December 22, 1999.

                  99.2 Consolidated balance sheet of DoubleClick Scandinavia AB and its subsidiaries as of December 29, 1999, and the related consolidated statements of operations and cash flows for the period January 1, 1999 through December 29, 1999.

                  99.3      Unaudited condensed combined pro forma
                            statement of operations for the period January 1, 1999 through December 29, 1999.

--------------------
* Previously Filed.

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